UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2006
VISTACARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50118	06-1521534
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
4800 North Scottsdale Road,
Suite 5000
Scottsdale, Arizona 85251

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (480) 648-4545
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD
VistaCare, Inc. has been invited to present at the Citigroup Healthcare Conference, which will take place at the Mayflower Hotel in Washington, DC on Wednesday, March 1, 2006. David W. Elliot, Jr., the Company’s President and Chief Operating Officer, is scheduled to discuss the Company’s business strategy and historical financial performance. A copy of Mr. Elliot’s presentation is furnished as Exhibit 99.01 to this report. In addition, VistaCare will offer a live audio webcast of this presentation which may be accessed at the Company’s website at www.VistaCare.com. An archived replay of the presentation will be available following the live presentation and will also be available at www.VistaCare.com.
In accordance with general instruction B.2 to Form 8-K, information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Certain statements contained in this report and the exhibit attached hereto, include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “hope,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate,” “expectations,” “forecast,” “goal” and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. VistaCare does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause VistaCare’s actual results to differ from those expressed in such forward-looking statements. These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care industry, periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs, difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations, challenges inherent in VistaCare’s growth strategy, the current shortage of qualified nurses and other healthcare professionals, VistaCare’s dependence on patient referral sources, the ability to mitigate the results of the decertification decision by the Centers for Medicare and Medicaid Services, the ability to obtain regulatory relief of the decertification decision, the effect upon the Company’s revenues, margins or earnings and other factors detailed under the caption “Risk Factors” in VistaCare’s most recent report on Form 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.
Item 9.01. Financial Statements and Exhibits
Exhibits:

99.01	Presentation by Mr. Elliot in connection with the Citigroup Healthcare Conference on March 1, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTACARE, INC.
Date: March 1, 2006	By:	/s/ Stephen Lewis

	Name:	Stephen Lewis

	Title:	Secretary

EXHIBIT INDEX
Exhibits:

99.01	Presentation by Mr. Elliot in connection with the Citigroup Healthcare Conference on March 1, 2006.